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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 19, 2000

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                               OCEAN ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          TEXAS                             1-8094             74-1764876
(State or other jurisdiction           (Commission File     (I.R.S. Employer
of incorporation or organization)           Number)         Identification No.)

      1001 FANNIN, SUITE 1600
            HOUSTON, TEXAS                                      77002-6714
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (713) 265-6000


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Item 5. Other Events

          On May 19, 2000, Ocean Energy, Inc., a Texas corporation (the "Company"), amended its Amended and Restated Rights Agreement, dated as of March 17, 1989, as amended effective June 13, 1992, as amended and restated as of December 12, 1997, as amended effective November 24, 1998, as amended March 10, 1999, and as amended effective May 19, 1999 (the "Rights Agreement"), to extend the "Final Expiration Date" (as defined therein) from May 21, 2000 to May 21, 2001. This amendment to the Rights Agreement is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          4.1 Amendment No. 4 to the Amended and Restated Rights Agreement, dated as of May 19, 2000, by and between the Company and Fleet National Bank (f/k/a BankBoston, N.A.).



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OCEAN ENERGY, INC.


                                        By: /s/ Robert K. Reeves
                                            ------------------------------------
                                            Robert K. Reeves
                                            Executive Vice President, General
                                            Counsel and Secretary





Dated:  May 19, 2000





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                                  EXHIBIT INDEX

Exhibit
Number             Description
-------            -----------
   4.1         Amendment No. 4 to the Amended and Restated Rights Agreement,
               dated as of May 19, 2000, by and between the Company and Fleet
               National Bank (f/k/a BankBoston, N.A.).






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